SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2007

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210 Oakbrook Terrace, Illinois	60181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2007, the Board of Directors of VASCO Data Security International, Inc. (“VASCO”) approved an amendment to Article VI of VASCO’s Amended By-Laws (“By-Laws”). The amendment took effect upon approval by the Board of Directors.

The amendment amended Article VI of the By-Laws to provide for the issuance and transfer of uncertificated shares of VASCO Common Stock, in order to comply with NASDAQ Rule 4350(l), which requires VASCO’s Common Stock to be eligible for a direct registration program by January 1, 2008. Permitting the issuance and transfer of uncertificated shares is necessary for VASCO’s Common Stock to be so eligible.

The above description of the amendment to the By-Laws is qualified in its entirety by reference to the complete text of the By-Laws, as amended, a copy of which is attached as Exhibit 3(ii) to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3(ii)	VASCO Data Security International, Inc. By-Laws, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2007	VASCO Data Security International, Inc.

	By:	/s/ Clifford K. Bown
Clifford K. Bown
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
3(ii)	VASCO Data Security International, Inc. By-Laws, as amended.

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